UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 9, 2013

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 9, 2013, WPCS International Incorporated (the “Company”), based on the recommendation of the Nomination Committee of the Board of Directors (the “Board”), appointed Harvey Kesner to the Board as an independent director.

Mr. Harvey J. Kesner (56) is a director (since November 2012) of Spherix Incorporated (NASDAQ:SPEX). Mr. Kesner is a practicing lawyer and a partner of Sichenzia Ross Friedman Ference LLP, New York, and has for more than the past five years been a practicing lawyer. Mr. Kesner practices corporate and securities law.

Between February 2013 and September 10, 2013, Mr. Kesner served as Interim Chief Executive Officer of Spherix Incorporated, and has previously served as Executive Vice President and General Counsel of American Banknote Corporation and as a director of Zvue, Inc. Mr. Kesner holds a B.S. in Management from the State University of New York, Binghamton, a J.D. from American University, Washington College of law, and an M.B.A (Finance) from American University, Kogod College of Business.

There is no understanding or arrangement between Mr. Kesner and any other person pursuant to which Mr. Kesner was selected as a director.  Mr. Kesner does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

Item 7.01.	Regulation FD Disclosure.

On September 13, 2013, the Company issued a press release relating to the appointment of Mr. Kesner, as discussed in Item 5.02 above. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

99.1	Press Release, issued by WPCS International Incorporated on September 13, 2013.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: September 13, 2013	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer